                                                                   EXHIBIT 10.39


PARTICULARS

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


1.       DATE                                               :       199

____________________________________________________________________________________

2.       PARTIES:

         A.      LANDLORD                                   :       TUSCAN PROPERTY DEVELOPMENTS
                                                                    LIMITED whose registered office is at 736
                                                                    London Road, Larkfield Kent

         B.      TENANT                                     :       HORIZON EXPLORATION LIMITED
                                                                    of 6 Pembroke Road, Sevenoaks, Kent
                                                                    TN13 1XR
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3.       SHORT DESCRIPTION OF                                       Part of Unit 8 New Business Estate,
                                                                    Ditton, Kent
         PREMISES                                           :
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4.       TERM                                               :       A term of 4 years commencing on 1st
                                                                    February 1997 and expiring on 31st
                                                                    January 2001
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5.       RENT                                               :       L.20,000 per annum
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6.       RENT COMMENCEMENT
         DATE                                               :       1st February 1997
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7.       PERMITTED USE                                      :       [     ] or such other use within Class [
                                                                    ] of the Schedule to the Town and Country
                                                                    Planning (Use Classes) Order 1987 as the
                                                                    Landlord shall approve in writing (such
                                                                    approval not to be unreasonably withheld)
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T H I S   L E A S E made B E T W E E N the Parties named in the Particulars
W I T N E S S E S as follows:
DEFINITIONS:
1        The terms defined in this clause and in the Particulars shall for the purposes of this Lease (unless the context otherwise requires) have the following meanings:
1.1      "THE BUILDING"           the building of which the Premises form part
                                  known as Unit 8 New Business Estate, Ditton,
                                  Kent together with any approach roads
                                  forecourt grounds parking areas and all
                                  boundary walls and fences
1.2      "THE COMMON PARTS"       those parts of the Building which are not
                                  included in this Lease and which are not
                                  demised to any other tenant the use and
                                  benefit of which is common to the occupants
                                  of the Building
1.3      "INSURED RISKS"          fire storm tempest explosion and such other
                                  risks (subject to excesses exclusions and
                                  limitations as the insurers may require) as
                                  the Landlord may in the Landlord's absolute
                                  discretion determine
1.4      "INTEREST"               interest during the period from the date on
                                  which the payment is due to the date of
                                  payment both before and after any judgment at
                                  the rate of 4% per annum above the base rate
                                  for the time being of National Westminster
                                  Bank plc or in the event of them ceasing to
                                  publish a base rate such other rate of
                                  interest as is in the reasonable opinion of
                                  the Landlord an equivalent rate
1.5      "THIS LEASE"             this deed and any deed or document
                                  supplemental to this deed or in variation of
                                  this deed
1.6      "PLANNING ACTS"          the Town and Country Planning Act 1990 the
                                  Planning (Listed Buildings and Conservation
                                  Areas) Act 1990 the Planning (Hazardous
                                  Substances) Act 1990 the Planning





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
                                  (Consequential Provisions) Act 1990 the
                                  Environmental Protection Act 1990 the
                                  Planning and Compensation Act 1991 and any
                                  future or amending legislation of a similar
                                  nature
1.7      "THE PREMISES"           the property shortly described in paragraph 3
                                  of the Particulars and more particularly
                                  defined in the First Schedule which shall
                                  include all additions alterations and
                                  improvements and all landlord's fixtures and
                                  fittings at any time in or on the Premises
1.8      "RENT"                   the Rent but the term "rents" includes the
                                  rents reserved in clause 3
1.9      "SERVICE MEDIA"          all pipes drains sewers gutters watercourse
                                  wires cables ducts flues aerials cisterns
                                  tanks and all other conducting media and
                                  ancillary apparatus
1.10     "1995 ACT"               the Landlord & Tenant (Covenants) Act 1995

INTERPRETATION:
2          Where in this Lease the context so admits:
2.1.1      "THE LANDLORD" includes the reversioner for the time being immediately expectant on the determination of the Term
2.1.2      "ANY SUPERIOR LANDLORD" includes any person now or after the date of this Lease having a title to the Premises in reversion mediately or immediately expectant on the termination of the Landlord's title
2.1.3      "THE TENANT" includes the Tenant's successors in title
2.1.4      "THE TERM" includes not only the term granted by this Lease but also the period of any holding over or of any extension of the Term whether by statute or at common law
2.1.5      Any reference to statutes statutory instruments rules orders and regulations or the like include (unless otherwise stated) any future re-enactments or modifications thereof and those made in
           substitution or replacement of any which are repealed





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           and also include all instruments orders plans regulations
           permissions and directions for the time being made issued or given thereunder or deriving validity therefrom
2.3        Words importing one gender include the other genders
2.4        Words importing the singular include the plural and vice versa and where the Tenant and/or the Surety consists of two or more persons all covenants by the Tenant and/or the Surety (as the case may be)
           are deemed to be made by those persons jointly and severally
2.5        Words importing persons include firms companies and corporations and vice versa
2.6        Any provisions in this Lease referring to the consent permission or approval of the Landlord shall be construed as also requiring the consent approval or permission of any Superior Landlord and any mortgagee of the Landlord and any Superior Landlord
2.7        (a)   All rights of entry or other rights or easements exercisable by the Landlord shall extend to include any Superior Landlord or persons authorized by them and their respective surveyors servants contractors licensees and work people with or without plant and appliances and materials
           (b)   All rights exercisable by the Tenant shall extend to include all persons authorized by the Tenant and their respective
                 surveyors servants contractors licensees and work people with or without plant and appliances and materials
2.8        References to "the last year of the Term" include the last year of the Term if the Term shall determine otherwise than by affluxion of time and references to "the expiration/expiry of the Term" include such other determination of the Term
2.9        Reference to any clause or Schedule shall mean a clause or Schedule of this Lease
2.10       The details and descriptions appearing in the Particulars shall be included in this Lease and form part of this Lease and in the event of any discrepancy between the Particulars and any other part of this Lease such other part of this Lease shall prevail
2.11       The clause paragraph and Schedule headings to this Lease are deemed not to form any part of this Lease and shall not affect the interpretation of this Lease in any way





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2.12       References to the Landlord's election or to the Landlord having elected or similar references are references to an election by the
           Landlord under paragraph 2 of the Schedule 10 to the Value Added Tax
           Act 1994 (or previous legislation having similar effect) to waive the exemption from VAT in relation to the Premises.

DEMISE AND RENTS:

3 In consideration of the rents reserved by this Lease and of the covenants on the part of the Tenant contained in this Lease THE
           LANDLORD DEMISES to the Tenant the Premises TOGETHER WITH the rights
           (if any) specified in Part I of the Second Schedule  EXCEPT AND
           RESERVED unto the Landlord the rights (if any) specified in Part II of the Second Schedule and all rights powers and privileges expressed to be conferred on or reserved to the Landlord under the provisions of this Lease TO HOLD the Premises unto the Tenant for the Term SUBJECT TO all covenants restrictions and stipulations of whatever kind or nature which may affect or relate to the Premises
3.1        YIELDING AND PAYING during the Term
3.1.1 First the Rent specified in paragraph 5 of the Particulars such rent to be paid by equal quarterly payments in advance on the usual quarter days the first of the payments being a proportion from the Rent Commencement Date to the next quarter day and to be on the signing of this Lease
3.1.2 Secondly by way of further rent the sum equal to the amount which the Landlord shall from time to time pay by way of premium
           (including any premium whether in respect of the Premises or any other premises of the Landlord payable by reason of any act or omission of the Tenant or by the use whether authorized or not to which the Tenant puts the Premises) and by way of fees for periodic valuation for keeping the Premises insured such further rent to be paid forthwith on written demand by the Landlord
3.1.3 Thirdly as additional rent Interest payable on demand on any sum of whatsoever nature:
           3.1.3.1 due from the Tenant to the Landlord (whether on rent or otherwise) which shall not be received by the Landlord within fourteen days after the sum due.
           3.1.3.2                properly or reasonably incurred by the
                                  Landlord in connection with and following some default under this Lease.





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TENANT COVENANTS:

4          THE TENANT COVENANTS with the Landlord:

RENTS

4.1.1 To pay the rents at the times and in the manner as provided without any deduction abatement or set-off whatsoever
4.1.2 If so requested by the Landlord to pay the rent by banker's order or other means of automatic transmission of funds to a bank or other financial institution and account nominated by the Landlord from time to time

OUTGOINGS AND SERVICES CONSUMED

4.2.1 To pay (or in the absence of a direct assessment on the Tenant to repay forthwith on demand to the Landlord a fair proportion of) all existing and future rates taxes assessments impositions and outgoings payable by law in respect of the Premises either by the owner or occupier
4.2.2 To pay (or in the absence of a direct assessment on the Tenant to repay forthwith on demand to the Landlord a fair proportion of) to the suppliers and indemnify the Landlord against all charges for electricity water and gas (if any) consumed in the Premises including any connection hiring charges and meter rents

REPAIRS

4.3.1 To repair and make good and damage caused to the Premises by the Tenant their employees, agents or servants under the Tenant's control

PLATE GLASS

4.4 To insure all plate glass at the Premises in its full reinstatement value against usual risks of damage or destruction and in the event of damage to or destruction of the plate glass to repair or replace the same

PERMIT ENTRY FOR REPAIR OF ADJOINING PREMISES

4.5 To permit the Landlord at reasonable times (except in emergency) to enter upon the Premises to execute repairs or alterations on any adjoining premises the Landlord making good all caused to the Premises

COSTS OF LANDLORD

4.6 To pay all expenses charges costs expenses and disbursement incurred by the Landlord or any Superior Landlord including but not limited to those payable to solicitors Counsel architects surveyors and bailiffs out of or in connection with or incidental to:





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4.6.1      any steps taken in contemplation of or in connection with the preparation and service of a notice under the Law of Property Act
           1925 Section 146 proceedings under Sections 146 or 147 of that Act
           (notwithstanding in any such case forfeiture is avoided otherwise than by relief granted by the Court) and in connection with every application for any consent made under this Lease whether or not consent is granted
4.6.2      the service of all notices and schedules relating to wants of repair of the premises whether served during or after the expiration of the
           Term
4.6.3      the collection and recovery of the rents and other money payable under this Lease which shall be in arrear (including the costs of any collection agency) or any action reasonably taken by or on behalf of the Landlord in order to prevent or procure the remedying of any breach of any covenant by the Tenant

PROHIBITIONS RELATING TO USER

4.7 Not to do or permit or suffer to be done anything in or upon the Premises or any part which may be or become a nuisance or annoyance or cause damage to the Landlord or the owners or occupiers of the other property in the neighborhood
4.7.1 Not to use the Premises for a sale by auction or for any noxious dangerous offensive or noisy trade or business or for any illegal or immoral act or purpose
4.7.2 Not to suspend any heavy loads from the ceilings or main structure of the Premises nor to overload the floors or structure of the Premises
4.7.3 Not to permit any oil grease poisonous or noxious substance to be discharged into any Service Media serving the Premises
4.7.4 Not to damage or obstruct any areas of which the Tenant may have rights of access

PLANNING ETC.

4.8.1 Not without the prior written consent of the Landlord (which consent shall not be unreasonably withheld only in so far as the application relates to the carrying out of alterations permitted under this Lease and relating to the use of the Premises specified by this Lease but not further or otherwise) to apply for any planning permission in respect of the Premises or any part and if the Landlord attaches any conditions to the consent the Tenant will not apply for any planning permission except in accordance with those conditions
4.8.2 At all times during the Term to comply in all respects with the provisions and requirements of the Planning Acts and of all consents permissions conditions and obligations (if any) granted





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           or imposed or having effect under the Planning Acts so far as they respectively relate to or affect the Premises or any part or any operations works acts or things already or after the date of this
           Lease to be carried out executed or done or omitted on the Premises or the use of the Premises for any purpose
4.8.3      Not to enter into any agreement or obligation with a local planning authority as a result of which the Premises or any neighboring property of the Landlord or any Superior Landlord shall become subject to any restriction of user or otherwise
4.8.4      Not to object or obstruct any planning application made by the
           Landlord or on the Landlord's behalf that may affect or relate to the Premises or any neighboring property

ADVERTISEMENTS AND DISPLAYS

4.9 Not without the Landlord's previous consent in writing to display any external sign or advertisement on the Premises or any part

USER

4.10 To use the Premises only for the Permitted Use stated in paragraph 8 of the Particulars and not to permit any person to sleep or reside there

ALTERATIONS OR ADDITIONS

4.11.1 Not to commit any waste make any addition to the Premises or erect any new building on the Premises or make any other alteration to the Premises or to the Service Media serving the Premises except as permitted by the Next sub-clause
4.11.2 Not to make internal non-structural alterations to the Premises or connections to the Service Media serving the Premises without the previous written consent of the Landlord such consent not to be unreasonably withheld and if the Tenant under the provisions of any consent given by the Landlord makes any alteration to the Premises the Tenant shall at the expiration of the Term (if the Landlord shall so require but not otherwise) at the Tenant's own expense restore the Premises to their former state and condition in all respects to the satisfaction of the Landlord

ALIENATION

4.12 Not to assign demise underlet charge or otherwise part with possession of any part of the Premises (here meaning a portion only and not the whole thereof) or to charge or share occupation of the whole or any part thereof for all or any part of the Term
4.12.1     Not to assign the whole of the Premises without first:-
4.12.1.1 obtaining the written license of the Lessor which shall not be unreasonably withheld;





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4.12.1.2   satisfying the circumstances specified for the purposes of Section
           19(1A) of the Landlord & Tenant Act 1927 and set out in clause
           4.12.2.1 below; and
4.12.1.3   complying the conditions specified for the purposes of Section
           19(1A) of the Landlord & Tenant Act 1927 and set out in clause
           4.12.2.2 below.
4.12.1.4   The circumstances referred to in clause 4.12.1.2 are that:-
           4.12.1.4.1     all sums due from the Lessee under this Lease have
                          been paid at the date of the application for the
                          license to assign;
           4.12.1.4.2     in the Lessor's reasonable opinion there are at the
                          date of the application for the license to assign no
                          material outstanding breaches of any tenant covenant
                          under this Lease or any personal covenants undertaken
                          by the Lessee
           4.12.1.4.3     in the Lessor's reasonable opinion the assignee is a
                          person who is at the date of the application for
                          license to assign no less likely than the Lessee was
                          at the date on which this Lease was assigned or
                          granted to the Lessee to be able to comply with the
                          tenant covenants of this Lease and is likely to
                          continue to be such a person following the
                          assignment;
4.12.1.5   The Conditions referred to in clause 4.12.1.3 are that:-
           4.12.1.5.1     upon or before any assignment and before giving
                          occupation to the assignee the Lessee shall covenant
                          by way of indemnity and guarantee with the Landlord
                          in the terms of an authorized guarantee agreement
                          under the provisions of the Act
           4.12.1.5.2     if so reasonably required by the Lessor the assignee
                          shall upon or before the assignment and before taking
                          occupation obtain guarantors reasonably acceptable to
                          the Lessor who shall covenant by way of indemnity and
                          guarantee (if more than one jointly and severally)
                          with the Lessor to guarantee the performance and
                          observance of the covenants and conditions during the
                          residue of the Term or until the expiry of the term
                          of the underlease (as the case may be) as well after
                          as before any disclaimer of this Lease or underlease
                          by a liquidator or trustee in bankruptcy of the
                          proposed assignee or underlessee and to indemnity the
                          Landlord in respect thereof the covenant to be in a
                          form prepared by the Landlord's solicitor at the cost
                          of the Tenant





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           4.12.1.5.3     the written license to assign contains a condition
                          that if at any time prior to the assignment the
                          circumstances (or any of them) specified in clause
                          4.12.2.1 cease to exist the Lessor may revoke the
                          license by written notice to the Lessee
4.12.2     Not to underlet the whole of the Premises save by way of an underlease complying with clauses 4.12.4 and 4.12.5 hereof and which has the prior written approval of the Lessor (such consent not to be unreasonably withheld in the circumstances set out in clause 4.12.3 hereof and granted upon such reasonable conditions as the Lessor shall require) which underletting is hereafter referred to as a
           "Permitted Underlease"
4.12.3     Any Permitted Underlease shall be in terms approved by the Lessor's solicitors acting reasonably and which shall include the following covenants on the part of the underlessee of which the Lessee will thereafter enforce the performance:
4.12.3.1   An absolute covenant not to assign demise underlet or otherwise part with possession of the sub-demised premises (here meaning a portion only and not the whole thereof) or to share occupation of the whole or any part thereof for all or any part of the sub-term
4.12.3.2   A qualified covenant not to assign demise underlet or otherwise part with possession of the whole of the sub- demised premises without the license in writing of the Lessor (the grant of which shall be subject to the same provisos as hereinbefore set forth in this clause)
4.12.3.3   A covenant that the underlessee will cause to be inserted in every sub-underlease whether immediate or derivative covenants on the part of the relevant subunderlessee corresponding to the covenants number
           4.12.4.1 and 4.12.4.2 above and that the underlessee will at all times thereafter enforce the same
4.12.3.4   Provisions for rent reviews to be made on the same days as in this
           Lease
4.12.3.5   Notwithstanding anything herein contained the Lessee shall not create of permit the creation of any interest derived out of the
           Term however remote or inferior upon the payment of a fine or premium or at a less rent than the full market rent obtainable (without taking a fine or premium) of the Premises and shall not create or permit the creation of any derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the underlessee  and those that may derive title under such underlessee

LETTING AND SELLING BOARDS

4.13 At any time during the last six months of the Term to permit a notice board to be exhibited on a conspicuous part of the Premises intimating that the same are to be let or sold and during such





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           period to permit an inspection at any reasonable time in the day by or on behalf of any prospective tenant or purchaser of the Premises upon an appointment being made for that purpose

INSPECTION BY PURCHASERS OF REVERSION

4.14 At all times throughout the Term to permit any prospective purchaser of the reversion expectant on the termination of this Lease and his advisers to inspect the Premises at reasonable times (PROVIDED THAT such person shall bear a letter of authority signed by or on behalf of the Landlord) and to permit a notice board to be exhibited on a conspicuous part of the Premises intimating that the same are to be sold

INSURANCE

4.15 Not to do or permit or suffer to be done on the Premises anything which may render an increased or extra premium payable for the insurance of the Premises or any other premises of the Landlord or which may make void or voidable any policy of insurance effected in respect of the Premises
4.15.1 In the event of the Premises or any part being damaged or destroyed by any of the Insured Risks to give immediate notice to the Landlord
4.15.2 In the event of the Premises or any part being damaged or destroyed by any of the Insured Risks and the insurance money under any policy of insurance effected by the Landlord pursuant to the Landlord's obligations in this Lease being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every case forthwith (in addition to the rents reserved by this Lease) to pay to the Landlord the whole or (as the case may be) the irrecoverable proportion of the amount of the insurance money so irrecoverable with Interest

NOT TO INSURE AGAINST LANDLORD'S RISKS

4.16 Not to insure in respect of any risks against which the Landlord has insured under the provisions contained in this Lease

NOT TO CAUSE OR ALLOW ANYTHING WHICH COULD EXPOSE THE LANDLORD TO PENALTIES

4.17 Not to do or omit to do or permit or suffer to be done or omitted to be done anything in or about the Premises or any premises used for the purposes of but not comprised in the Premises whereby the Landlord may become exposed to the liability to pay any penalty damages compensation costs charges or expenses





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REGULATIONS

4.18 To comply with all reasonable regulations made by the Landlord from time to time for the management of the Building

PAYMENT OF MONEY OWING

4.19 If the Tenant fails to pay to the Landlord any of the rents and/or other sums becoming payable by the Tenant to the Landlord pursuant to this Lease on the date or dates upon which the same fall due for payment then in addition to any rents and/or other sums to pay to the Landlord Interest calculated from the date or dates upon which the payment fell due until the date or dates of actual payment

VAT

4.20 Wherever in this Lease provision is made for the Tenant to pay any sum (including without prejudice to the generality of the foregoing the rents reserved by this Lease legal costs registration fees surveyors' and other professional fees charges and expenses) on which VAT is payable then to pay in addition to that sum VAT on that sum at the rate appropriate at the time of the supply

DEFECTIVE PREMISES

4.21 Forthwith upon becoming aware of the same to give notice in writing to the Landlord of any defect in the state of the Premises which might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the provisions of this Lease or the duty of care imposed on the Landlord under the Defective Premises Act 1972 and at all times to display and maintain all necessary notices which the Landlord may from time to time require to be displayed at the Premises

TO YIELD UP

4.22 To yield up the Premises with all fixtures and additions at the expiration of the Term with vacant possession and in repair and decorative order and condition in accordance with the Tenant's covenants contained in this Lease

LANDLORD'S COVENANT

5          THE LANDLORD COVENANTS with the Tenant:

QUIET ENJOYMENT

5.1 That the Tenant paying the rents and performing and observing the covenants on the part of the Tenant to be performed and observed may peaceably enjoy the Premises during the Term





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           without any lawful interruption by the Landlord or any person or persons rightfully claiming under or in trust for the Landlord

INSURANCE

5.2.1 To keep the Premises other than any plate glass insured (unless the insurance is rendered void by an act or omission of the Tenant or persons claiming under the Tenant) against loss or damage by the Insured Risks so far as such insurance may ordinarily be effected for such amount as the Landlord shall think expedient to include professional fees debris removal and site clearance and the cost of any work which might be required by or by virtue of any Act or Parliament and three years' loss of rent
5.2.2 To produce to the Tenant on 14 days notice a copy of the policy of insurance maintained by the Landlord and the receipt for the last premium payable for it
5.2.3 In the event of the Premises being destroyed or damaged by any of the Insured Risks subject to having obtained all appropriate consents under the Planning Acts or otherwise to lay out money received by the Landlord under the policy of insurance (except money received in respect of loss of rent) in rebuilding or reinstating the Premises PROVIDED THAT the Landlord shall not be under an obligation to rebuild or reinstate the Premises in the form which existed before the date of the destruction or damage

LANDLORD'S COVENANT RELATING TO REPAIR

6 Subject to the rents being paid by the Tenant and to compliance by the Tenant with all the covenants and conditions in this Lease THE
           LANDLORD COVENANTS with the Tenant as follows:

REPAIR AND MAINTENANCE OF BUILDING

6.1 To maintain repair amend renew clean repaint and redecorate to a standard which the Landlord reasonably considers adequate: the structure of the Building and in particular the roof void and main structural walls but excluding:
           6.1.1 all non-structural walls that are situated wholly within the Premises
           6.1.2 the internal faces of boundary walls that enclose the Premises
           6.1.3 the windows and window frames and doors and door frames of the Premises
           6.1.4 the glass in the windows and doors of and in the Premises
           6.1.5          the floors of the Premises (but not the floor joists)





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           6.1.6          the ceilings of the Premises (but not the ceilings
                          joists)
           6.1.7          any parts of the Building which are part of the
                          Premises and are the responsibility of the Tenant
                          under the provisions of this Lease
           6.1.8          all portions corresponding to the foregoing in or
                          appurtenant to other tenanted parts of the Building
           6.1.9          the Common Parts

MAINTAIN SERVICES

6.2        To maintain in reasonable working order and repair:
6.2.1 all water heating system and the electric lighting appliances in the common parts
6.2.2 all Service Media in under or upon the Building which shall serve the Building (excluding nevertheless any which lie within the Premises or exclusively serve the Premises or which are in or appurtenant to other tenanted parts of the Building)

PROVISOS AGREEMENTS AND DECLARATIONS:

PROVIDED ALWAYS and it is expressly agreed and declared as follows:

7.1        RE-ENTRY
           If the rents or any part are at any time in arrear and unpaid for 14 days after becoming due (whether formal or legal demand has been made or not) or if the covenants on the part of the Tenant shall not be performed or observed or if the Tenant or any other person in whom the Term shall be vested or any other person who may at any time covenant with the Landlord as a surety under this Lease shall become bankrupt or have a receiving order made against the Tenant or any such other person or being a company enter into liquidation whether compulsory or voluntary (other than for the purpose of amalgamation or reconstruction of a solvent company) or has a receiver appointed or if the goods of the Tenant or any such other person on the Premises shall be taken in execution then and in any such case it will be lawful for the Landlord to re-enter the Premises (or any part of the Premises in the name of the whole) whereupon the Term shall absolutely cease but without prejudice to any rights or remedies of the Landlord in respect of an antecedent breach of the Tenant's covenants contained in this Lease
7.2        RENT TO BE SUSPENDED IF PREMISES DAMAGED
           If the Premises or any part are at any time during the Term damaged or destroyed by any one or more of the Insured Risks so as to be unfit for occupation or use and the policy or policies





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
           of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Tenant to the extent that it is insured in accordance with the provisions of this Lease the rent or a fair portion according to the nature and extent of the damage sustained shall be suspended until the Premises have been rendered fit for habitation and use or until the expiration of three years from the damage or destruction whichever is the shorter and any dispute regarding the cesser of rent shall be referred to the award of a single arbitrator to be appointed in default of agreement upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitrations Act of 1950 to 1979
7.3        TERMINATION ON DESTRUCTION
           If the Premises are at any time during the Term destroyed or substantially damaged by any of the Insured Risks so as to be unfit for occupation and use and the Premises have not been rebuilt or reinstated or made fit for occupation and use within two years nine months after the date of destruction or damage either the Landlord or the Tenant (unless the insurance of the Premises shall have become vitiated or the payment of policy money refused in whole or part by any neglect default or omission of the Tenant or the
           Tenant's agents employees licensees or visitors) may serve not less than three months' notice in writing to determine this Lease such notice to expire not earlier than three years after the date of the destruction or damage and if upon the expiration of such notice the
           Premises remain unfit for occupation and use then this Lease shall absolutely determine (or if the rebuilding or reinstatement of the
           Premises shall be prevented or frustrated by any cause whatsoever)
           the Landlord shall not be liable to rebuild or reinstate the
           Premises and the insurance money received by the Landlord in respect of the Premises and the loss of rent shall belong to the Landlord absolutely
7.4        SERVICE OF NOTICES
           A demand for payment notice or other document required or authorized to be served or given under this Lease shall be in writing and shall only be deemed to be sufficiently served:
           7.4.1          in the case of service on the Tenant if posted in an
                          envelope addressed to the Tenant by first class
                          registered or recorded delivery post at the Premises
                          or (if the Tenant is a company)  at the Tenant's
                          registered office as appears in this Lease or as last
                          notified in writing to the Landlord (the Tenant to
                          give notification to the Landlord as soon as
                          practicable after change of address of the Tenant's





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
                          registered office) or as revealed as being the
                          Tenant's current registered office by a company
                          search (whether or not notified to the Landlord) or
                          (whether or not the Tenant is a company) if left upon
                          or attached to the Premises or some part and
           7.4.2          in the case of service on the Landlord if posted by
                          first class registered or recorded delivery post in
                          an envelope addressed to the Landlord at the
                          Landlord's registered office (if any) or at any other
                          address which the Tenant may have previously been
                          notified in writing by the Landlord as the address at
                          which the Landlord will accept service of notices
           PROVIDED THAT in the case of service by post service shall be deemed to have been effected 24 hours after posting (excluding any intervening Saturdays Sundays or bank or other public holiday)

COMPENSATION

7.5        Subject to the provisions of the Landlord and Tenant Act 1954
           Section 38(2) neither the Tenant nor any assignee or transferee or underlessee shall be entitled on quitting the Premises to any compensation under the Landlord and Tenant Act 1954 Section 37

DISPUTES

7.6 Any dispute between the Tenant and any owner or occupier of adjacent or neighboring property (other than the Landlord) as to any right or privilege or any party or other walls or as to the amount of any contribution towards the expenses of services used in common shall be decided by the Landlord or in such manner as the Landlord shall direct and such decision shall be binding on the parties to the dispute

AGREEMENT FOR LEASE

8 It is hereby certified that there is no Agreement giving effect to this Lease

                               THE FIRST SCHEDULE

                          DESCRIPTION OF THE PREMISES

ALL THOSE premises comprising Part of Unit 8 New Business Estate, Ditton, Kent edged red on the plan annexed and being part of the Building including: 1.1 all walls situated wholly within the Premises but not external load bearing or
structural walls or supports 1.2        the internal plaster decorative or
other finishes of all external walls





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
1.3        the floors and floor finishes but not any joists or beams supporting the floors
1.4        the ceilings and the decorative finishes applied to the ceilings but not the beams or joists or other structural parts of the Building to which the ceilings are affixed PROVIDED ALWAYS that where there are suspended ceilings the Premises include not only the whole of the suspended ceiling and their supporting grids but also the permanent ceilings above the void between
1.5        the inner halves severed medially of all internal non-structural walls dividing the Premises from any adjoining part of the Building
1.6        the windows and window frames and the doors and door frames
           (including external doors) in and to the Premises and all glass in those windows and doors

                              THE SECOND SCHEDULE

                                     PART 1

     RIGHTS GRANTED TO THE TENANT (IN COMMON WITH THE LANDLORD AND THOSE
                          AUTHORIZED BY THE LANDLORD)

1 the right to pass on foot over and along any common or shared entrance halls passages corridors stairs landings and lifts in the Building
2 The right to use the Common Parts for all proper purposes in connection with the use and enjoyment of the Premises
3 The right to the free passage and running of water soil gas electricity telecommunications and any other usual services to and from the Premises through the Service Media serving the Building
4 Such rights of support and protection (whether lateral subjacent or otherwise) for the Premises as are now enjoyed from other parts of the Building
5 The right to have the Tenant's name displayed in a manner to be determined from time to time by the Landlord on any notice board in the entrance hall of the Building or on any signs which may be maintained from time to time at any point adjacent to the approaches of the Building giving the names and locations of occupants of the Building





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
                                    PART II

EXCEPTIONS AND RESERVATIONS (IN FAVOR OF THE LANDLORD AND THE TENANTS AND
                   OCCUPIERS OF OTHER PARTS OF THE BUILDING)

1 The right at any time during the Term at all reasonable times upon prior notice (except in the case of emergency) to enter the
           Premises:
1.1 To enable the Landlord to carry out work or otherwise comply with the Landlord's obligations under this Lease (whether or not the Tenant is liable to make a contribution)
1.2        to exercise any of the rights granted to the Landlord by this Lease
1.3 to inspect the state and condition of the Premises or to take schedules or inventories of fixtures and other items to be yielded up on on the expiry of the Term
1.4 to view the state and condition of and repair and maintain the Building or any adjoining or adjacent property of the Landlord
2 The right to the free passage and running of water soil gas electricity telecommunications and any other usual services to and from any other parts of the Building through the Service Media now or at any time during the Term in through or under the Premises
3 The right to build rebuild or execute any other works upon any adjoining or adjacent property of the Landlord in such manner as the Landlord may think fit notwithstanding any interference or obstruction with the amenity of access to the Premises or the passage of light and air to the Premises
4 The right to erect scaffolding for the purpose of repairing or cleaning the exterior of the Building notwithstanding that the scaffolding may temporarily interfere with the access to or enjoyment and use the Premises
5 All necessary rights of support and protection (whether lateral subjacent or otherwise) by or from the Premises for the remainder of the Building


Signed as a Deed by HORIZON EXPLORATION           )

LIMITED acting by its Director and Secretary      )

                                                        Director

                                                        Secretary





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